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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 26, 2004


             CWALT, INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2004, providing for the issuance of the CWALT, INC., Alternative Loan Trust 2004-J6, Mortgage Pass-Through Certificates, Series 2004-J6).


                                  CWALT, INC.
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            (Exact name of registrant as specified in its charter)



             Delaware                               333-110343                             95-4449516
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     (State of Other Jurisdiction                  (Commission                         (I.R.S. Employer
           of Incorporation)                       File Number)                       Identification No.)


                              4500 Park Granada
                            Calabasas, California                   91302
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                            (Address of Principal                 (Zip Code)
                              Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240
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Item 5.  Other Events and Required FD Disclosure.
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It is expected that during July 2004, a single series of certificates, entitled Alternative Loan Trust 2004-J6, Mortgage Pass-Through Certificates, Series 2004-J6 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among CWALT, Inc, as depositor, Countrywide Home Loans, inc., as a seller, Park Granada LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-110343) and sold to Countrywide Securities Corporation (the "Underwriter") pursuant to an underwriting agreement to be entered into by and between the Registrant and the Underwriter.

     In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that the Underwriter has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

     The Computational Materials and/or ABS Term Sheets attached hereto have been prepared and provided to the Registrant by the Underwriter. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of CWALT, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-J6.

Item 7.  Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired:
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          Not applicable.

(b)  Pro forma financial information:
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          Not applicable.

(c)  Exhibits:
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Exhibit No.       Description

99.1              Computational Materials and/or ABS Term Sheets

                                   Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CWALT, INC.




                                                  By: / s / Darren Bigby
                                                      ------------------------
                                                  Darren Bigby
                                                  Vice President


Dated:  July 29, 2004

                                 Exhibit Index
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Exhibit                                                                   Page
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99.1     Computational Materials and/or ABS Term Sheets.                     6